Supplement, dated December 19, 2007,
                to the Prospectuses, dated February 1, 2007, for
                   Seligman TargetHorizon ETF Portfolios, Inc.
                                 (the "Series")

Capitalized terms without definitions have the same meaning as in the Series' Prospectuses.

With respect to Seligman TargETFund 2045, the pie chart under the caption "Principal Investment Strategies" as well as the sentence immediately preceding the pie chart are hereby superseded and replaced with the following:

At December 31, 2007, the approximate asset allocation to be used by the Manager for TargETFund 2045 is as follows:

 [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]


US Small-Cap Equity             25%
US Mid-Cap Equity               25%
US Large-Cap Equity             15%
International Equity            30%
Fixed Income                     5%

With respect to Seligman TargETFund 2035, the pie chart under the caption "Principal Investment Strategies" as well as the sentence immediately preceding the pie chart are hereby superseded and replaced with the following:

At December 31, 2007, the approximate asset allocation to be used by the Manager for TargETFund 2035 is as follows:

 [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

US Small-Cap Equity              25%
US Mid-Cap Equity                25%
US Large-Cap Equity              15%
International Equity             30%
Fixed Income                      5%

With respect to Seligman TargETFund 2025, the pie chart under the caption "Principal Investment Strategies" as well as the sentence immediately preceding the pie chart are hereby superseded and replaced with the following:

At December 31, 2007, the approximate asset allocation to be used by the Manager for TargETFund 2025 is as follows:

 [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

US Small-Cap Equity             23%
US Mid-Cap Equity               25%
US Large-Cap Equity             17%
International Equity            28%
REITs                            2%
Fixed Income                     5%

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Under the section "Questions and Answers About the Funds," the following supersedes and replaces the answers provided in respect of TargETFund 2045, TargETFund 2035 and TargETFund 2025 to the following question (which appears on page 18 of the prospectus (page 17 of the Class I prospectus)):

Q: What is the basis for each Fund's strategy?

o TargETFund 2045: Under normal market conditions, this Fund invests primarily in Underlying ETFs that invest in domestic small-, mid- and large-capitalization equity asset classes and international equity asset classes (including emerging markets) and, to a lesser extent, in the fixed-income asset class. The proportion of the overall portfolio invested in the equity asset classes is based on the Manager's research findings that show such asset classes have been essential to overcome the effects of inflation and to benefit from compounding returns over long time frames. The Manager includes the international equity asset class because it believes that the international equity asset class has the potential to provide competitive returns as well as diversification. Under normal market conditions, the Fund will approximately maintain its allocation to aggressive asset classes (or such other allocations as may be deemed appropriate in the future) until 2025 when TargETFund 2045 is intended to become more conservative over time until (in 2045) its investments are substantially similar to TargETFund Core (or such other allocation as may be deemed appropriate in the future for TargETFund Core).

o TargETFund 2035: Under normal market conditions, this Fund invests primarily in Underlying ETFs that invest primarily in domestic small-, mid- and large-capitalization equity asset classes and international equity asset classes (including emerging markets) and, to a lesser extent, in the fixed-income asset class. The proportion of the overall portfolio invested in the equity asset classes is based on the Manager's research findings that show such asset classes have been essential to overcome the effects of inflation and to benefit from compounding returns over long time frames. The Manager includes the international equity asset class because it believes that the international equity asset class has the potential to provide competitive returns as well as diversification. Under normal market conditions, the Fund will approximately maintain its allocation to aggressive asset classes (or such other allocations as may be deemed appropriate in the future) until 2015 when TargETFund 2035 is intended to become more conservative over time until (in 2035) its investments are substantially similar to TargETFund Core (or such other allocation as may be deemed appropriate in the future for TargETFund
      Core).

o TargETFund 2025: Under normal market conditions, this Fund invests primarily in Underlying ETFs that invest in domestic small-, mid- and large-capitalization equity asset classes and international equity asset classes (including emerging markets) and, to a lesser extent, in the fixed income asset class. The proportion of the overall portfolio invested in the equity asset classes is based on the Manager's research findings that show such asset classes have been essential to overcome the effects of inflation and to benefit from compounding returns over long time frames. The Manager includes the international equity asset class because it believes that the international equity asset class has the potential to provide competitive returns as well as diversification. An allocation to the fixed-income asset class is included in an attempt to provide relative diversification and stability and some current income as the Fund moves from a more volatile asset allocation to a less volatile asset allocation.

Under the section "Questions and Answers About the Funds," the following supersedes and replaces the answer to the following question (which appears on page 21 of the prospectus (page 20 of the Class I prospectus)):

Q: How do the TargETFunds implement the Time Horizon Matrix and Harvester strategies?

A: TargETFund 2025 and TargETFund 2015 seek to reduce an investor's portfolio volatility on a periodic basis through "migration." Migration involves periodically shifting portfolio investments from historically more volatile asset classes to historically less volatile asset classes. This process continues generally in accordance with the recommendations in Seligman Time Horizon Matrix until the portfolio matches the asset allocation recommended by TargETFund Core (or such other allocation as may be deemed appropriate in the future for TargETFund Core). The Manager may deviate from the Seligman Time Horizon Matrix's recommended allocations at any time (including at migration or otherwise) based on market or other conditions or events. For example, the Manager has added an allocation to the fixed-income asset class to each of TargETFund 2045 and TargETFund 2035 and increased such allocation to TargETFund 2025. As discussed above, TargETFund 2025 and TargETFund 2015 have automatically implemented this strategy. TargETFund 2045 and TargETFund 2035 will automatically implement migration in 2025 and 2015, respectively. TargETFund Core, which seeks to approximately maintain its target allocation, does not use migration.